Exhibit 11 under Form N-1A
                                              Exhibit 23 under 601/Reg. S-K


                            ARTHUR ANDERSEN LLP


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 42 to Form N-1A Registration Statement of Federated High Income Bond Fund, Inc. of our report dated April 24, 1997, on the financial statements of Federated High Income Bond Fund, Inc. as of March 31, 1997, included in or made part of this registration statement.


/S/ ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania,
May 28, 1997